Investment Strategy - T. Rowe Price Real Assets Fund, Inc.	Feb. 25, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in “real assets” and securities of companies that derive at least 50% of their profits or revenues from, or commit at least 50% of assets to, real assets and activities related to real assets. Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

Real assets are defined broadly by the fund and are considered to include any assets that have physical properties, which include but are not limited to energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities.

Most assets are typically invested in common stocks and the fund’s goal is to hold a portfolio of securities and other investments that, over time, should provide some protection against the impact of inflation. In selecting investments, the adviser seeks sectors in equity markets across the globe that are expected to outperform the overall equity market during periods of high or rising inflation. In addition, the fund may use either growth or value approaches in selecting investments.

Companies involved in activities related to real assets may produce cash flows and subsequent valuations that increase when the overall price level in the economy is rising. The fund may also seek companies whose revenue and earnings are expected to rise if the prices of certain real assets rise during a period of general inflation.

The fund may invest in securities issued by companies of any market capitalization. The fund is likely to maintain a significant portion of its exposure to the real estate industry through investments in real estate investment trusts (REITs), which are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. Investments in REITs may provide the fund with an efficient means of diversifying among various types of property in different regions.

The fund invests with an awareness of the global economic backdrop and inflation, as well as its outlook for certain industry sectors and geographic areas. Security selection is based on fundamental, bottom-up analysis that seeks to identify high-quality companies with good appreciation prospects. The adviser generally favors companies with characteristics such as an attractive industry position, a compelling business model, strong management, and reasonable stock price valuation.

The fund normally invests in both U.S. and non-U.S. companies, including companies located in emerging markets, and in securities denominated in both U.S. dollars and foreign currencies. There is no limit on the fund’s investments in non-U.S companies.

The fund may use a variety of derivatives, such as futures, forwards, options, and swaps for a number of purposes, such as for hedging risk managing certain exposure. Specifically, the fund uses interest rate futures, equity total return swaps, index futures, currency options, and forward currency exchange contracts primarily to adjust the fund’s overall risk profile and enhance returns in response to the adviser’s view on inflationary conditions.

Strategy Portfolio Concentration [Text]	The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in “real assets” and securities of companies that derive at least 50% of their profits or revenues from, or commit at least 50% of assets to, real assets and activities related to real assets.